UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – June 14, 2006

WHIRLPOOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3932	38-1490038
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 M63 North

Benton Harbor, Michigan

(Address of principal executive offices)

Registrant’s telephone number, including area code: (269) 923-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Contract

On June 14, 2006, Whirlpool Corporation (“Whirlpool”) completed an offering of $750,000,000 aggregate principal amount of senior notes described below. In connection with the offering, Whirlpool entered into an Underwriting Agreement with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which Whirlpool agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $750,000,000 million in senior notes consisting of:

(a) $200 million aggregate principal amount of floating rate notes due 2009 to bear interest at a floating rate equal to three-month USD LIBOR plus 0.50% per annum; and

(b) $300 million aggregate principal amount of 6.125% senior notes due 2011; and

(c) $250 million aggregate principal amount of 6.500% senior notes due 2016.

The offering of the senior notes is expected to close on June 19, 2006.

The senior notes were issued under the Indenture dated as of March 20, 2000, between Whirlpool and Citibank, N.A., as trustee, which is incorporated by reference into Registration Statement No. 333-131627, and an officer’s certificate establishing the terms and providing for the issuance of the senior notes.

Each series of the senior notes is subject to the Registration Statement that Whirlpool filed with the SEC relating to the public offering from time to time of securities of Whirlpool pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with Whirlpool filing with the SEC a definitive prospectus supplement, dated June 14, 2006, and prospectus, dated February 7, 2006, relating to the public offering of the senior notes, Whirlpool is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 — Financial Statements and Exhibits.”

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated June 14, 2006, among Whirlpool, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

(5.1)	Opinion of Mayer, Brown, Rowe & Maw LLP as to the validity of the securities being offered.

(23)	Consent of Mayer, Brown, Rowe & Maw LLP (contained in Exhibit 5.1 hereto).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHIRLPOOL CORPORATION

By:	/s/ Robert T. Kenagy
Name:	Robert T. Kenagy
Title:	Corporate Secretary

DATE: June 16, 2006

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